NOMURA ETF TRUST II
Nomura Small and Mid Cap ETF

(the “Fund”)

Supplement to the Fund’s Statutory Prospectus and
Statement of Additional Information dated July 13, 2026

Effective immediately, the following replaces the section of the Fund’s Statutory Prospectus entitled “Fund summaries — Nomura Small and Mid Cap ETF — Who manages the Fund? — Investment manager”:

Investment manager

Delaware Management Company, a series of Nomura Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
David Reidinger	Managing Director, Head of US Core Equity	July 2026
Christopher Adams, CFA	Managing Director, Senior Portfolio Manager - US Core Equity	July 2026
Michael Morris, CFA	Managing Director, Senior Portfolio Manager - US Core Equity	July 2026
Christina Van Het Hoen, CFA	Executive Director, Portfolio Manager - US Core Equity	July 2026
Chad Bolen, CFA	Executive Director, Portfolio Manager - US Core Equity	July 2026
William Mitchell III	Executive Director, Portfolio Manager - US Core Equity	July 2026
Eric Li Cheung	Executive Director, Portfolio Manager - US Core Equity	September 2026

Employees of the Manager’s  affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager  under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Fund.

Effective immediately, the following replaces the corresponding information in the section of the Fund’s Statutory Prospectus entitled “Who manages the Funds — Portfolio managers – Nomura Small and Mid Cap ETF:”

David Reidinger, Christopher Adams, Michael Morris, Christina Van Het Hoen, Chad Bolen, William Mitchell III, and Eric Li Cheung have primary responsibility for making day-to-day investment decisions for the Fund.

Effective immediately, the following is added to the section of the Fund’s Statutory Prospectus entitled “Who manages the Funds — Portfolio managers — Nomura Small and Mid Cap ETF:”

Eric Li Cheung
Executive Director, Portfolio Manager – US Core Equity

Eric is a Portfolio Manager for the US Core Equity Team at Nomura Asset Management International, a role he assumed in August 2026. He performs analysis and research to support the portfolios managed by the investment team. Prior to joining Nomura Asset Management, Eric was an Executive Director and Senior Equity Analyst at J.P. Morgan Asset Management from May 2022 to June 2026. In this role, he led sector coverage of software and cybersecurity companies and was responsible for research, analysis, and primary decision making for the software discretionary sleeve of the firm’s U.S. Analyst Fund. Prior to J.P. Morgan, Eric held technology analyst roles at Bessemer Trust, Neuberger Berman, Jefferies, and MAK Capital. Eric received a Bachelor of Arts in economics and music, with honors, from Stanford University and a Master of Business Administration from the Kellogg School of Management at Northwestern University.

Effective immediately, the following information is added to the chart in the section of the Fund’s Statement of Additional Information entitled, “Portfolio Managers – Other Accounts Managed”:

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Eric Li Cheung***
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
*** As of August 31, 2026

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in, or redemption from, a Fund or acting on a distribution check (if applicable).

Please keep this Supplement for future reference.
This Supplement is dated September 2, 2026.